Exhibit No. 32.1
Form 10-KSB
Ozolutions Inc.
File No. 0-31343

          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     In connection with the Annual Report of Ozolutions Inc. (the "Company") on Form 10-KSB for the period ending August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Max Weissengruber, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: January 16, 2004                    By:   /s/ Max Weissengruber
                                                Chief Executive Officer

          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     In connection with the Annual Report of Ozolutions Inc. (the "Company") on Form 10-KSB for the period ending August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas Robertson, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: January 16, 2004                    By:   /s/ Douglas Robertson
                                                Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Ozolutions Inc. and will be retained by Ozolutions Inc. and furnished to the Securities and Exchange Commission or its staff upon request.